INCOME TAX (Schedule of Effective Income Tax Rate Reconciliation) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
INCOME TAX
PRC statutory tax rate	25.00%	25.00%	25.00%
Computed "expected" income tax expenses	$ 3,399,186	$ 3,486,260	$ 3,378,592
Effect on tax incentive / holiday	(1,281,070)	(1,394,504)	(1,377,961)
Non-deductible / (taxable) expense	(550,007)	(557,962)	(128,756)
Income tax expenses	$ 1,568,109	$ 1,533,794	$ 2,129,387